SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 24, 2004

Sterling Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16276	23-2449551
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

101 North Pointe Boulevard, Lancaster, PA		17601-4133
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	717-581-6030

Not Applicable
______________________________________________
Former name or former address, if changed since last report

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Item 7.01 Regulation FD Disclosure

The following information is furnished under Item 7.01, "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On August 24, 2004, Sterling Financial Corporation issued a press release announcing the declaration of a quarterly cash dividend. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a) Not Applicaable.

(b) Not Applicable.

(c) Exhibits:

99.1 Press Release of the Registrant, dated August 24, 2004 re: Registrant announces quarterly cash dividend.

The information in this Form 8-K and Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sterling Financial Corporation (Registrant)

August 24, 2004	By:	J. Bradley Scovill

Name: J. Bradley Scovill
Title: Sr. Exec. VP and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

EX-99	Press Release of Registrant, dated August 24, 2004